UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
______________________

Date of Report
(Date of earliest
event reported):                                    November 29, 2018

CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  500 Jackson Street P.O. Box 3005 Columbus, IN  47202-3005
(Address of principal executive offices, including zip code)

           (812) 377-5000
(Registrant’s telephone number, including area code)

           Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     □

Item 8.01                          Other Events.

On November 29, 2018, Tracy A. Embree, Vice President, Components Group, of Cummins Inc. (the “Company”), entered into a pre-arranged stock trading plan (the “Embree 10b5-1 Plan”) to exercise options to purchase a limited number of shares of the Company’s common stock, par value $2.50 per share (the “Common Stock”), and to sell a portion of the shares acquired on exercise.  The Embree 10b5-1 Plan allows for the exercise of options to purchase a maximum of 1,390 shares of Common Stock if the Common Stock reaches a specified market price during the period commencing sixty days after adoption of the Embree 10b5-1 Plan and continuing until the options to purchase all 1,390 shares have been exercised and the acquired shares sold or held as set forth in the Embree 10b5-1 Plan, or November 29, 2019, whichever occurs first. Of the 1,390 shares acquired upon exercise, 206 shares will be sold contemporaneously with the exercise and 1,184 shares will be held pursuant to the Embree 10b5-1 Plan.  Based upon her current ownership of Common Stock, if the options to purchase all of the 1,390 shares of Common Stock subject to the Embree 10b5-1 Plan were exercised in full, and 206 of the shares acquired upon exercise were sold and 1,184 of the shares acquired were held, Ms. Embree would own approximately 4,886 shares of Common Stock.

The Embree 10b5-1 Plan was designed to comply with the Company’s insider trading policies and the guidelines specified in Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended, which permit an officer or director to enter into a pre-arranged plan for buying or selling Company stock at a time when the officer or director is not in possession of material, nonpublic information about the Company.  Ms. Embree will continue to be subject to the Company’s stock ownership guidelines, and the sale contemplated by the Embree 10b5-1 Plan will not reduce her respective ownership of Common Stock below the levels required by the guidelines.

All sales of Common Stock under the Embree 10b5-1 Plan will be disclosed publicly in accordance with applicable securities laws, rules and regulations through appropriate filings with the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMMINS INC.

Date: December 4, 2018	By: /s/ Mark J. Sifflerlen Mark J. Sifferlen Corporate Secretary